                                                                     EXHIBIT 4B


First SunAmerica               733 Third Avenue                   [LOGO] First SunAmerica
Insurance Company              New York, New York  10017                 a SunAmerica Company
---------------------------------------------------------------------------------------------
                                                                             F-5335-NB(10/94)
INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION

Please print or type.

A. OWNER(S)        --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

                   --------------------------------------------------------------------------
                   LAST NAME                     FIRST NAME                    MIDDLE INITIAL

                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO   DAY   YR        --M    --F
                   --------------       -----------     ------------------          ---------
                   DATE OF BIRTH        SEX             SOC.SEC. OR TAX ID NO.      PHONE NO.

B. ANNUITANT       --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

  (Complete only   --------------------------------------------------------------------------
  if different     LAST NAME            FIRST NAME     MIDDLE INITIAL   RELATIONSHIP TO OWNER
  from owner)
                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO   DAY   YR        --M    --F
                   --------------       -----------     ------------------          ---------
                   DATE OF BIRTH        SEX             SOC.SEC. OR TAX ID NO.      PHONE NO.

C. BENEFICIARY     -------------------------------------------------      -------------------
                   FIRST NAME  MIDDLE INITIAL       LAST NAME                 RELATIONSHIP

D. TYPE OF         -- Nonqualified. If nonqualified, is this a 1035 exchange?    -- YES -- NO
   CONTRACT           if yes, please complete a "Request for Transfer or 1035 Exchange"
                      (G-2500NB).

                   -- Qualified, as indicated below.
                      If qualified, is this a direct transfer?                   -- YES -- NO
                      If yes, please complete a "Request for Transfer or 1035 Exchange"
                      (G-2500NB). Please note:
                      An appropriate retirement plan/prototype must be established for purposes of qualified monies.
                   -- IRA   -- IRA rollover   -- IRA transfer  -- SEP  -- 401 retirement plan
                   -- Terminal funding  -- 403(b) plan  -- Other

E. PURCHASE        -- INITIAL PAYMENT: $ -------------------------
   PAYMENT(s)         Minimum initial payment is $5,000 for nonqualified contracts; $2,000 for qualified contracts. Payments my be wired or mailed. Make check payable to First SunAmerica Life Insurance Company.

                   -- AUTOMATIC PAYMENTS:  $-------------------
                      To establish automatic bank draft for future payments, include an
                      "Automatic Payment Authorization" (G-2233POS) and a voided check.

E. SPECIAL         -- SYSTEMATIC WITHDRAWAL:  Check the box at left and include a completed
   FEATURES           "Systematic Withdrawal Application" [form R-5550-SW].

                   -- "AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging" application (form R-5551-DCA).


F-5335-NB (10/94)                    (OVER)

-------------------------------------------------------------------------------------------------------------------
INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION                                   F-5335-NB (Side2)
-------------------------------------------------------------------------------------------------------------------

G. INVESTMENT
   INSTRUCTIONS

                   ---------------- SunAmerica Series Trust ------------------   --------------- Anchor Series Trust --------------
(Allocations must  ------ Portfolio -------    ---------- Manager ------------   ------ Portfolio ------       ------ Manager -----
be expressed in
whole percentages  -% Cash Management          SunAmerica Asset Mgmt.            -% Gov't & Quality Bond       Wellington Mgmt. Co.
and total          -% Fixed Income             Goldman Sachs Asset Mgmt.         -% Growth                     Wellington Mgmt. Co.
allocation must    -% Global Bond              Goldman Sachs Asset               -% Natural Resources          Wellington Mgmt. Co.
equal 100%.)                                   Management International          -% Capital Appreciation       Wellington Mgmt. Co.
                   -% High Yield Bond          SunAmerica Asset Mgmt.
                   -% Worldwide High Income    Morgan Stanley Asset Mgmt. Inc.
                   -% Balanced/Phoenix         Phoenix Investment Counsel        ------------- Fixed Account Options --------------
                      Investment Counsel                                         --------------- Guarantee Periods ----------------
                   -% Asset Allocation         Goldman Sachs Asset Mgmt.
                   -% Growth-Income            Alliance Capital Mgmt.            --% 1 yr.         --% 5 yr.         --% 10 yr.
                   -% Alliance Growth          Alliance Capital Mgmt.            --% 3 yr.         --% 7 yr.
                   -% Growth/Phoenix           Phoenix Investment Counsel
                      Investment Counsel
                   -% Provident Growth         Provident Investment Counsel
                   -% Venture Value            Selected/Venture Advisers, L.P.
                   -% Global Equities          Alliance Capital Mgmt.
                   -% International            Morgan Stanley Asset Mgmt. Inc.
                      Diversified
                      Equities

H. SPECIAL         ----------------------------------------------------------------------------
   INSTRUCTIONS    ----------------------------------------------------------------------------
                   ----------------------------------------------------------------------------

I. STATEMENT OF    I certify that this contract -- WILL -- WILL NOT replace an existing life
   OWNER           insurance or annuity contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                   -------------------------------------------------    -----------------------
                   COMPANY NAME                                         CONTRACT NUMBER

                   I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application shall be a part of any Contract issued by the Company. I verify my understanding that all payments and values provided by the Contract, when based on investment experience of a variable account(s), are visible and not guaranteed, as to the dollar amount, I understand that all payments and values based on the General Account are subject to a Market Value
                   Adjustment formula, which may result in upward or downward adjustments in amounts payable. I acknowledge receipt of current prospectuses for Polaris, including the SunAmerica Series Trust and Anchor Series Trust prospectuses.
                   I have read them carefully and understand their contents.


                   Signed at ---------------------------------------    -----------------------
                                CITY                   STATE            DATE

                   --------------------------------      --------------------------------------
                   OWNER'S SIGNATURE                     REGISTERED REPRESENTATIVES SIGNATURE


                   --------------------------------------------
                   JOINT OWNER'S SIGNATURE (IF APPLICABLE)

J. STATEMENT OF    Will this Contract replace an existing life insurance or annuity contract?
   REGISTERED                                                                      -- YES -- NO
   REPRESENTATIVE
                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S LAST NAME           FIRST NAME             MIDDLE INITIAL

                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S STREET ADDRESS      CITY         STATE            ZIP CODE

                   -------------    -----------------------------   ---------------------------
                   BROKER/DEALER    REPRESENTATIVE'S PHONE NUMBER   SOC. SEC. OR TAX ID NUMBER


F-5335-NB (10/94)

First SunAmerica               733 Third Avenue                   [LOGO] First SunAmerica
Insurance Company              New York, New York  10017                 a SunAmerica Company
---------------------------------------------------------------------------------------------
                                                                             F-5335-NB(10/94)
INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION

Please print or type.

A. OWNER(S)        --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

                   --------------------------------------------------------------------------
                   LAST NAME                     FIRST NAME                    MIDDLE INITIAL

                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO.  DAY   YR.       --M    --F
                   --------------       -----------    ---------------------    -------------
                   DATE OF BIRTH        SEX            SOC.SEC. OR TAX ID NO.   TELEPHONE NO.

B. ANNUITANT       --Mr.        --Mrs.     --Ms.     --Miss    --Dr.     --Sr.      --Jr.

  (Complete only   --------------------------------------------------------------------------
  if different     LAST NAME            FIRST NAME     MIDDLE INITIAL   RELATIONSHIP TO OWNER
  from owner)
                   --------------------------------------------------------------------------
                   STREET ADDRESS                CITY                STATE           ZIP CODE

                   MO.  DAY   YR.       --M    --F
                   --------------       -----------    ---------------------    -------------
                   DATE OF BIRTH        SEX            SOC.SEC. OR TAX ID NO.   TELEPHONE NO.

C. BENEFICIARY     -------------------------------------------------      -------------------
                   FIRST NAME  MIDDLE INITIAL       LAST NAME                 RELATIONSHIP

D. TYPE OF         -- NONQUALIFIED. If nonqualified, is this a 1035 exchange?    -- YES -- NO
   CONTRACT           if yes, please complete a "Request for Transfer or 1035 Exchange"
                      (G-2500NB).

                   -- QUALIFIED, as indicated below.
                      If qualified, is this a direct transfer?                   -- YES -- NO
                      If yes, please complete a "Request for Transfer or 1035 Exchange"
                      (G-2500NB). Please note:
                      An appropriate retirement plan/prototype must be established for purposes of qualified monies.
                      -- IRA   -- IRA rollover   -- IRA transfer  -- SEP  -- 401 retirement plan
                      -- Terminal funding  -- 403(b) plan  -- Other

E. PURCHASE        -- INITIAL PAYMENT: $ -------------------------
   PAYMENT(S)         Minimum initial payment is $5,000 for nonqualified contracts; $2,000 for qualified contracts. Payments my be wired or mailed. Make check payable to First SunAmerica Life Insurance Company.

                   -- AUTOMATIC PAYMENTS:  $-------------------
                      To establish automatic bank draft for future payments, include an
                      "Automatic Payment Authorization" (G-2233POS) and a voided check.

F. SPECIAL         -- SYSTEMATIC WITHDRAWAL:  Check the box at left and include a completed
   FEATURES           "Systematic Withdrawal Application" [form R-5550-SW].

                   -- "AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost Averaging" application (form R-5551-DCA).


F-5335-NB (10/94)                    (OVER)

-------------------------------------------------------------------------------------------------------------------
INDIVIDUAL MODIFIED GUARANTEED AND VARIABLE ANNUITY APPLICATION                                  F-5335-NB (Side 2)
-------------------------------------------------------------------------------------------------------------------

G. INVESTMENT INSTRUCTIONS
   (Allocations must be expressed in whole percentages and total allocation must equal 100%.)
   ---------------- SUNAMERICA SERIES TRUST ------------------   --------------- ANCHOR SERIES TRUST --------------
   ------ Portfolio -------    ---------- Manager ------------   ------ Portfolio ------       ------ Manager -----

   -% Cash Management          SunAmerica Asset Mgmt.            -% Gov't & Quality Bond       Wellington Mgmt. Co.
   -% Fixed Income             Goldman Sachs Asset Mgmt.         -% Growth                     Wellington Mgmt. Co.
   -% Global Bond              Goldman Sachs Asset               -% Natural Resources          Wellington Mgmt. Co.
                               Management International          -% Capital Appreciation       Wellington Mgmt. Co.
   -% High Yield Bond          SunAmerica Asset Mgmt.
   -% Worldwide High Income    Morgan Stanley Asset Mgmt. Inc.
   -% Balanced/Phoenix         Phoenix Investment Counsel        ------------- FIXED ACCOUNT OPTIONS --------------
       Investment Counsel                                        --------------- Guarantee Periods ----------------
   -% Asset Allocation         Goldman Sachs Asset Mgmt.
   -% Growth-Income            Alliance Capital Mgmt.            --% 1 yr.         --% 5 yr.         --% 10 yr.
   -% Alliance Growth          Alliance Capital Mgmt.            --% 3 yr.         --% 7 yr.
   -% Growth/Phoenix           Phoenix Investment Counsel
      Investment Counsel
   -% Provident Growth         Provident Investment Counsel
   -% Venture Value            Selected/Venture Advisers, L.P.
   -% Global Equities          Alliance Capital Mgmt.
   -% International            Morgan Stanley Asset Mgmt. Inc.
       Diversified
       Equities

H. SPECIAL         ----------------------------------------------------------------------------
   INSTRUCTIONS    ----------------------------------------------------------------------------
                   ----------------------------------------------------------------------------

I. STATEMENT OF    I certify that this contract -- WILL -- WILL NOT replace an existing life
   OWNER           insurance or annuity contract. (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                   -------------------------------------------------    -----------------------
                   COMPANY NAME                                         CONTRACT NUMBER

                   I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Application shall be a part of any Contract issued by the Company. I VERIFY MY
                   UNDERSTANDING THAT ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN
                   BASED ON INVESTMENT EXPERIENCE OF A VARIABLE ACCOUNT(S), ARE VISIBLE AND
                   NOT GUARANTEED, AS TO THE DOLLAR AMOUNT, I UNDERSTAND THAT ALL PAYMENTS AND
                   VALUES BASED ON THE GENERAL ACCOUNT ARE SUBJECT TO A MARKET VALUE
                   ADJUSTMENT FORMULA, WHICH MAY RESULT IN UPWARD OR DOWNWARD ADJUSTMENTS IN
                   AMOUNTS PAYABLE. I ACKNOWLEDGE RECEIPT OF CURRENT PROSPECTUSES FOR POLARIS,
                   INCLUDING THE SUNAMERICA SERIES TRUST AND ANCHOR SERIES TRUST PROSPECTUSES.
                   I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.


                   Signed at ---------------------------------------    -----------------------
                                CITY                   STATE            DATE

                   --------------------------------      --------------------------------------
                   OWNER'S SIGNATURE                     REGISTERED REPRESENTATIVES SIGNATURE


                   --------------------------------------------
                   JOINT OWNER'S SIGNATURE (IF APPLICABLE)

J. STATEMENT OF    Will this Contract replace an existing life insurance or annuity contract?
   REGISTERED                                                                      -- YES -- NO
   REPRESENTATIVE
                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S LAST NAME           FIRST NAME             MIDDLE INITIAL

                   ----------------------------------------------------------------------------
                   REPRESENTATIVE'S STREET ADDRESS      CITY         STATE            ZIP CODE

                   -------------    -----------------------------   ---------------------------
                   BROKER/DEALER    REPRESENTATIVE'S PHONE NUMBER   SOC. SEC. OR TAX ID NUMBER


F-5335-NB (10/94)